EXHIBIT 99.C1

                                  Exhibit 10(b)

                          Consent of Ernst & Young LLP

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Accountants" and to the use of our report dated February 18, 2000, with respect to the statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio, included in Post-Effective Amendment No. 14 to the Registration Statement (Form N-4 No. 33-49550) and related Prospectus of WRL Series Annuity Account.

                                                               ERNST & YOUNG LLP


Des Moines, Iowa
April 24, 2000